September 1, 2026

Summary

Prospectus

Victory 500 Index Fund

Member Shares	Reward Shares
USSPX	USPRX

Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information, both of which are dated September 1, 2026, and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at VictoryFunds.com.

You also may obtain this information at no cost by calling (800) 235-8396 or by sending an e–mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

vcm.com

(800) 235-8396

Victory 500 Index Fund Summary

Investment Objective

The Victory 500 Index Fund (the “Fund”) seeks to match, before fees and expenses, the performance of the stocks composing the Victory US Large Cap 500 Index (the “Index”). The Index emphasizes stocks of large U.S. companies.

Fund Fees and Expenses

The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Shareholder Fees

(paid directly from your investment)

	Member	Reward
	Shares	Shares

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)
(as a percentage of the lower of purchase or sale price)	None	None

Account Maintenance Fee (for Fund account balances below $10,000)	$ 10.001	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.10%	0.10%

Distribution and/or Service (12b-1) Fees	0.00%	0.00%

Other Expenses	0.12%	0.08%

Total Annual Fund Operating Expenses	0.22%	0.18%

Fee Waiver/Expense Reimbursement2	0.00%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense
Reimbursement2	0.22%	0.15%

1Victory Capital Transfer Agency, Inc., the Fund’s transfer agent, assesses a $10 annual account maintenance fee to allocate part of the fixed costs of maintaining shareholder accounts. The transfer agent deducts $2.50 per quarter from your account to pay the annual fee.

2Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.25% and 0.15% of the Member Shares and Reward Shares, respectively, through at least August 31, 2027. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.

Victory 500 Index Fund Summary

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Member Shares	$23	$71	$124	$280

Reward Shares	$15	$55	$ 98	$227

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of the Fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in securities included in the Index. This strategy may be changed upon 60 days’ prior written notice to shareholders.

The Index is a market-cap weighted index that consists of the largest 500 companies within the VettaFi US Equity 3000 IndexSM (“Parent Index”). The Parent Index measures the performance of the largest 3000 U.S. equity securities with readily available price data. In seeking to track the performance of the Index, the Fund attempts to allocate investments among stocks in approximately the same weightings as the Index, beginning with the stocks that make up the larger portion of the Index’s value. The Fund is rebalanced as required to reflect index changes and to accommodate Fund cash flows. The Fund may exclude or remove any Index stock that it believes is illiquid or has been impaired by financial conditions or other extraordinary events.

To the extent that the Index concentrates in the securities of a particular industry or group of industries, the Fund will similarly concentrate its investments. As of the date of this Prospectus, the Fund’s investments are not concentrated in any industry or group of industries, although the Fund’s investments are more focused in the information technology sector, consistent with the Index.

Principal Risks

The Fund’s investments are subject to the following principal risks:

General Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, imposition of tariffs, sanctions against a particular foreign country, its nationals, businesses or industries, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or

Victory 500 Index Fund Summary

region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Securities Risk – The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic, and political conditions, and other factors. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, tariffs, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods. Equity securities have the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.

Large-Capitalization Stock Risk – The Fund invests in large-capitalization companies. Such investments may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large-capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.

Tracking Error Risk – While the Fund attempts to match the performance of the Index as closely as possible before the deductions of fees and expenses, the ability of the Fund to meet its investment objective depends to some extent on the cash flow in and out of the Fund. The Fund’s performance may be affected by factors such as the size of the Fund’s portfolio, transaction costs, management fees and expenses, and brokerage commissions and fees. Changes in the Fund’s cash flow may affect how closely the Fund tracks the Index.

Passive Management Risk – The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Fund’s Index or of the actual securities included in the Index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance could be lower than actively managed funds that can shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers.

Sector Risk – To the extent the Fund’s investments are concentrated in an industry or group of industries or focused in one or more sectors, such as the information technology sector, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile. For example, the values of companies in the information technology sector are particularly vulnerable to economic downturns, short product cycles and aggressive pricing, market competition and changes in government regulation.

Large Shareholder Risk – The actions by one large shareholder or multiple shareholders acting simultaneously may have an impact on a Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of a Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on a Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in a Fund, a Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on a Fund.

Any investment involves risk, and there is no assurance that a Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial

Victory 500 Index Fund Summary

markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in a Fund.

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Performance

The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Member Shares’ volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table compares the Fund’s average annual total returns of the Fund’s share classes over the same period to a broad-based securities market index with investment characteristics similar to those of the Fund and the Fund’s benchmark index. We assume reinvestment of dividends and distributions.

Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800)

235-8396.

Calendar Year Returns for Member Shares

45%
	31.19%	27.50%	25.05%
30%			26.96%

	21.53%	21.22%	17.66%
	11.70%
15%

0%
	-4.65%
-15%
		-19.38%
-30%

2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	21.22%	June 30, 2020
Lowest Quarter	-18.91%	March 31, 2020
Year-to-date return	10.39%	June 30, 2026

Victory 500 Index Fund Summary

Average Annual Total Returns
(For the Periods Ended December 31, 2025)	1 Year	5 Years	10 Years
MEMBER SHARES Before Taxes1	17.66%	13.94%	14.73%
MEMBER SHARES After Taxes on Distributions1	16.52%	13.00%	13.82%
MEMBER SHARES After Taxes on Distributions and Sale of Fund Shares1	11.24%	11.01%	12.15%
REWARD SHARES Before Taxes	17.74%	14.04%	14.84%

Indices

S&P 500® Index
reflects no deduction for fees, expenses, or taxes	17.88%	14.42%	14.82%

Victory US Large Cap 500 Index
reflects no deduction for fees, expenses, or taxes2	17.91%	14.23%	15.08%

1 Excludes $10 account maintenance fee, which is waived for accounts over $10,000 or more.

2Effective December 1, 2023, VettaFi, LLC was approved to administer, calculate, and publish the Victory US Large Cap 500 Index, the index that the Fund seeks to track. The returns shown reflect those of the benchmark administered, calculated, and published by Wilshire Associates Incorporated, through November 30, 2023, and those of the benchmark administered, calculated, and published by VettaFi, LLC from December 1, 2023, onward. The methodology for calculating benchmark returns is substantially the same with the new benchmark provider.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Member Shares and may differ for each share class.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio manager primarily responsible for the day-to-day management of the Fund is a member of the Adviser’s Victory Solutions platform.

Portfolio Management

	Title	Tenure with the Fund
President, Investment Franchises
Mannik S. Dhillon, CFA, CAIA	& Solutions	Since 2019
Portfolio Manager,
Lela Dunlap, CFA	VictoryShares and Solutions	Since 2025

Victory 500 Index Fund Summary

Purchase and Sale of Fund Shares

You may purchase or sell shares of the Fund on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell shares of the Fund through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell shares of the Fund by mail at P.O. Box 182903, Columbus, Ohio 43218-2903. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Member Shares:

The minimum initial purchase is $3,000. The minimum subsequent investment is $50.

Reward Shares:

The minimum initial purchase is $100,000 for new investors; or shares of the Fund held through a discretionary managed account program. The minimum subsequent investment is $50.

Tax Information

The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA,

401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Victory Funds

P.O. Box 182903

Columbus, OH 43218-2903

98022-0926